FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 23, 2025

Commission file number: 000-56349

KwikClick, Inc.

(Exact name of registrant as specified in its charter)

Delaware	95-4463033
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

585 West 500 South Suite 130
Bountiful, Utah	84010
(Address of principal executive offices)	(Zip Code)

(385) 301-2792

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 23, 2025, KwikClick, Inc. (“KwikClick”), the Board of Directors of KwikClick, chose not to continue with the engagement of GreenGrowth CPAs (“GreenGrowth”), which is currently serving as KwikClick’s independent registered public accounting firm. KwikClick notified GreenGrowth on April 23, 2025 that it would be dismissed as KwikClick’s independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was recommended by the Finance and Audit Committee and approved by the Board of Directors of KwikClick. GreenGrowth’s reports on the KwikClick’s financial statements for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During KwikClick’s two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim periods through April 23, 2025, there were no disagreements, within the meaning of Item304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto, with GreenGrowth on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GreenGrowth, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

KwikClick has provided GreenGrowth with the disclosures under this Item 4.01(a), and has requested GreenGrowth to furnish KwikClick with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by KwikClick in this Item 4.01(a) and, if not, stating the respects in which it does not agree. GreenGrowth’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On April 23, 2025, the Board of Directors of KwikClick approved the appointment of Tanner LLC (“Tanner”) as KwikClick’s new independent registered public accounting firm, subject to completion of Tanner’s client acceptance procedures and execution of engagement agreement(s), for the audit of KwikClick’s financial statements for the year ended December 31, 2025 and related interim periods. During KwikClick’s two most recent fiscal years ended December 31, 2023 and 2024, and the subsequent interim periods through April 23, 2025, neither KwikClick nor anyone acting on its behalf consulted with Tanner regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Exhibits

(d) Exhibits:

Exhibit 16.1	Letter from GreenGrowth CPAs to the Securities and Exchange Commission dated April 23, 2025.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

KWIKCLICK, INC.

/s/ Jeffrey Yates
Jeffrey Yates
Chief Financial Officer

Dated: April 23, 2025

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